UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2024

New Mountain Guardian III BDC, L.L.C.
(Exact name of Registrant as specified in its charter)

Delaware	000-56072	84-1918127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1633 Broadway, 48th Floor
New York, New York	10019
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (212) 720-0300
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.
Pursuant to the terms of that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 11, 2024, by and among New Mountain Guardian III BDC, L.L.C., a Delaware limited liability company (the “Company”), New Mountain Private Credit Fund, a Maryland statutory trust (“NEWCRED”), and, solely for the limited purposes set forth therein, New Mountain Finance Advisers, L.L.C., a Delaware limited liability company and the investment adviser to both the Company and NEWCRED (“NMFA”), immediately after the effective time of the Merger (as defined below), the investment advisory agreement by and between the Company and NMFA was terminated.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 17, 2024, the Company completed its previously announced merger (the “Merger”) with and into NEWCRED, with NEWCRED continuing as the surviving company in the Merger.
In accordance with the terms of the Merger Agreement, at the effective time of the Merger, each outstanding unit of the Company’s limited liability company interests was converted into the right to receive an amount in cash equal to $7.27.
The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K, filed on October 16, 2024.
Item 3.03. Material Modification to Rights of Security Holders.
The information required by Item 3.03 is contained in Item 2.01 and is incorporated herein by reference.
Item 5.01. Changes in Control of Registrant.
As a result of the Merger, a change in control of the Company occurred. The information required by Item 5.01 is contained in Item 2.01 and is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to the terms of the Merger Agreement, as of the effective time of the Merger, each of the named officers and directors of the Company ceased to be named officers and directors of the Company.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Exhibit
2.1
Agreement and Plan of Merger, dated as of October 11, 2024, among New Mountain Guardian III BDC, L.L.C., New Mountain Private Credit Fund and New Mountain Finance Advisers L.L.C. (for the limited purposes set forth therein) (incorporated by reference to Exhibit 2.1 filed with New Mountain Guardian III BDC L.L.C.’s Current Report on Form 8-K (File No. 000-56072) on October 16, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN GUARDIAN III BDC, L.L.C.

By:	/s/ Joseph W. Hartswell
Name:	Joseph W. Hartswell
Title:	Chief Compliance Officer and Corporate Secretary
Date: December 18, 2024